UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2004




                           COMMERCE ENERGY GROUP, INC.
             (Exact Name of registrant as specified in its charter)


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

            Delaware                             001-32239                          20-0501090
(State or other jurisdiction of          (Commission File Number)                  (IRS Employer
         incorporation)                                                         Identification No.)
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       600 Anton Boulevard, Suite 2000
           Costa Mesa, California                                92626
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (714) 258-0470



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

        Commerce Energy Group, Inc. ("Commerce") issued a press release on September 24, 2004 announcing the date of Commerce's next annual meeting of stockholders. The full text of the press release which is set forth in Exhibit
99.1 hereto.

        The Board of Directors of Commerce has set January 12, 2005 as the date for Commerce's next annual meeting of stockholders (the "Annual Meeting"). A stockholder proposal must be submitted to Commerce's principal executive offices located at Commerce Energy Group, Inc., 600 Anton Boulevard, Suite 2000, Costa Mesa, California, Attention: Corporate Secretary, by October 4, 2004, for inclusion in the proxy materials related to the Annual Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8. For any proposal that is not submitted for inclusion in Commerce's proxy material for the Annual Meeting, but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Securities Exchange Act of 1934 permits Commerce's management to exercise discretionary voting authority under proxies it solicits unless Commerce is notified about the proposal on or before October 4, 2004, and the stockholder satisfies the other requirements of Rule 14a-4(c). In addition, Commerce's Bylaws provide that, to be considered at the Annual Meeting, a stockholder proposal must be submitted in writing and received by the Corporate Secretary at the principal executive offices of Commerce not later than October 4, 2004, and must contain the information specified by and otherwise comply with Commerce's Bylaws. Any stockholder wishing to receive a copy of Commerce's Bylaws should direct a written request to the Corporate Secretary at Commerce's principal executive offices.

        To be considered at the Annual Meeting, stockholder nominations of persons for election to the Board of Directors of Commerce must be submitted in writing and received by the Corporate Secretary at the principal executive offices of Commerce not later than October 4, 2004, and must contain the information specified by and otherwise comply with Commerce's Bylaws. Notwithstanding the foregoing, the Board of Directors is not required to solicit proxies for the election of any person the stockholder intends to nominate at the Annual Meeting.

        Commerce's Certificate of Incorporation and Bylaws provide for a "classified" board of directors. The number of authorized directors is currently five. Currently, there is one Class I director (Craig G. Goodman), whose term will expire at the Annual Meeting; two Class II directors (Mark Juergensen and Peter Weigand), whose terms expire at the second annual meeting of stockholders of Commerce following the end of Fiscal 2004; and two Class III directors (Ian
B. Carter and Robert C. Perkins), whose terms expire at the third annual meeting of stockholders of Commerce following the end of Fiscal 2004.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit No.   Description
        -----------   -----------

             99.1     Press Release dated September 24, 2004.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMERCE ENERGY GROUP, INC.,
                                    a Delaware corporation


Date: September 24, 2004            By:    /S/ IAN B. CARTER
                                           -------------------------------------
                                                     Ian B. Carter
                                         Chairman and Chief Executive Officer